Prospectus Supplement	February 28, 2023

Putnam Core Bond Fund

A new management contract approved by shareholders of the fund effective March 1, 2023 will reduce the annual rate of the fund’s base management fee and will eliminate the performance adjustment component of the fund’s management fee, subject to an eighteen-month transition period. Until March 1, 2023, the sub-sections Annual fund operating expenses and Example in the section Fund summary - Fees and expenses in the Statutory Prospectus and the sub-sections Annual fund operating expenses and Example in the section Fees and expenses in the Summary Prospectus are deleted in their entirety and replaced with the following:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees†	Distribution and service (12b-1) fees	Other expenses=	Total annual fund operating expenses
Class A	0.46%	0.25%	0.00%	0.71%
Class B	0.46%	0.45%	0.00%	0.91%
Class C	0.46%	1.00%	0.00%	1.46%
Class P	0.46%	0.00%	0.00%	0.46%
Class R	0.46%	0.50%	0.00%	0.96%
Class R6	0.46%	0.00%	0.00%	0.46%
Class Y	0.46%	0.00%	0.00%	0.46%

† Management fees are subject to a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the performance of the ICE BofA U.S. Treasury Bill Index plus 300 basis points. For the most recent fiscal year, the fund’s base management fee prior to any performance adjustment was 0.60%.

= Other expenses are less than 0.01%.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$470	$618	$779	$1,247
Class B	$193	$290	$504	$1,063
Class B (no redemption)	$93	$290	$504	$1,063
Class C	$249	$462	$797	$1,543
Class C (no redemption)	$149	$462	$797	$1,543
Class P	$47	$148	$258	$579
Class R	$98	$306	$531	$1,178
Class R6	$47	$148	$258	$579
Class Y	$47	$148	$258	$579

__________________________________

Shareholders should retain this Supplement for future reference.